As filed with the Securities and Exchange Commission on March 9, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2011

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

2011 was another year of economic crosscurrents and mixed results. We began the year with some confidence that the U.S. was gradually on the mend and that Europe was beginning to deal with its problems. This actually worked out through mid year (June/July). In August it became apparent that not much was being accomplished by the leadership in Europe or the U.S., and both world and U.S. markets got hit hard. By yearend, the large cap U.S. indices (the DOW and S&P 500 Index) eked out gains for the year; the small cap indices (Russell 2000) did not. European and emerging markets (MSCI Indices) closed down 20%-25% for the year. Our focus was on large, U.S.-based companies, but we still were down for the calendar year. Going forward, we believe large, U.S.-based companies remain the place to be as illustrated by the holdings in the Fund.

The issues which we have been discussing with you continued with some progress in a few areas and a frustrating lack of progress in others. We presented a review of these issues at our November 7 investment seminar, (which has been revamped in an essay in booklet form), and in a number of market commentaries since mid year. These materials are available on our website at www.muhlenkamp.com.

A brief review follows:

The U.S. economy continues to expand, but at a modest rate. Consumer spending is growing at 2%-4%, with savings now at 3%-5% of income, down a bit from the 5%-6% of income saved in 2009-10. We believe restrained growth in consumer spending will continue.

Businesses continue to run lean and to husband cash. They are reluctant to increase capital spending and employment, largely due to low utilization rates of existing capacity, along with increased regulation and uncertainty about tax rates.

U.S. banks continue to rebuild their balance sheets and have begun to lend more to business; (commercial and industrial lending is now increasing). We think the credit crunch in U.S. banks is pretty much over. The major remaining risk to U.S. banks is a contagion from European banks.

The U.S. Federal Reserve continues to put downward pressure on short- to intermediate-term interest rates in an attempt to stimulate consumer spending. We believe lower interest rates have encouraged retirees and near retirees to spend less, not more. Thus, the interest rate stimulus has been largely ineffective.

Congress and the Administration have extended the 2% FICA (payroll) tax cut to give employees greater after-tax income—but low consumer confidence and the temporary nature of the cut have encouraged saving, rather than spending. We believe that the U.S. populace is being offered the choice of continuing down the path to a European-style welfare state, or a return to a greater reliance on free markets and private enterprise. This choice deserves a year’s discussion, which we are now in. We don’t expect clarification on the choice until the November 2012 election.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

Some states and municipalities are making strides at getting spending under control, many others are not. This will be a gradual process.

The growth of the Chinese economy continues to slow in response to the tightening credit conditions their leadership imposed several months ago. We anticipate that they will loosen credit at some point, but not yet. A number of other “emerging” countries, including Brazil and India, are on a similar path.

The primary source of recent headlines and markets fears has been Europe. A number of European countries have promised their citizens welfare state benefits beyond their capacity to pay for them. Until now, they’ve borrowed the difference, but have exhausted their credit. For well over a year now, European leaders have been in a series of discussions, trying to appease lenders on one hand, and the voting publics on the other. And the voting publics in different countries have responded in different ways. So far the leaders have bought a bit more time, and a bit more time, and a bit more time…but the issues have not been resolved.

In response to these pressures, we’ve focused on companies with strong balance sheets, earnings, and free cash flow. We continue to look for turning points in China, Europe, and the U.S. We expect these turning points in 2012.

Ronald H. Muhlenkamp
President
February 2012

Past performance does not guarantee future results.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Written options have the risks of potential unlimited losses of the underlying holdings due to unanticipated market movements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

DOW refers to the Dow Jones Industrial Average ((DJIA), one of several stock market indices created by 19th century Wall Street Journal editor Charles Dow to gauge the performance of the industrial sector of the American stock market. The DJIA consists of 30 of the largest and most widely held public companies in the United States. (Note the “industrial” portion of the name is largely historical; many of the 30 modern companies have little to do with traditional heavy industry.)

Russell 2000 refers to the Russell 2000 Index, a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as “small-cap.”

MSCI Indices were created by Morgan Stanley Capital International. Each MSCI Index measures a different aspect of global stock market performance. The MSCI indices are now managed by MSCI Barra.

Free Cash Flow represents the cash a company is able to generate after paying out the money required to maintain or expand its business.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
Average Annual Total Returns (Unaudited)
as of December 31, 2011

	One	Three	Five	Ten	Fifteen	Since
Muhlenkamp Fund	Year	Year	Year	Year	Year	Inception*
Return Before Taxes	–4.74%	9.96%	–6.46%	1.73%	6.28%	9.24%
Return After Taxes on
Distributions**	–4.76%	9.94%	–6.98%	1.42%	5.95%	8.85%
Return After Taxes on
Distributions and Sale of
Fund Shares**	–3.06%	8.58%	–5.27%	1.55%	5.60%	8.42%
S&P 500***	2.11%	14.11%	–0.25%	2.92%	5.45%	9.09%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data shown is current to the most recent month end.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*	Operations commenced on November 1, 1988.
**
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax- deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

The calculation for the One Year “Return After Taxes on Distributions and Sale of Fund Shares” assumes the following:
1.	You bought shares of the Fund at the price on 12/31/10.
2.	You received dividends (and income distributions) at year end, and paid a 15% tax on these dividends on the payable date.
3.	You reinvested the rest of the dividends when received, increasing your cost basis for tax purposes.
4.	You sold the entire position on 12/31/11 and paid tax on ordinary income at a tax rate of 35%.

***
The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index.

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a market value-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/01. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
EXPENSE EXAMPLE
December 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 – 12/31/11).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. Individual Retirement Accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. For any direct registered shareholder of the Fund having an IRA balance exceeding $50,000, the amount of such IRA annual maintenance fee will be a Fund expense. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
EXPENSE EXAMPLE (Continued)
December 31, 2011 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/11	12/31/11	7/1/11 – 12/31/11*
Actual	$1,000.00	$ 919.40	$6.14
Hypothetical
(5% return before
expenses)	1,000.00	1,018.80	6.46

* Expenses are equal to the Fund’s annualized expense ratio of 1.27% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2011

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
STATEMENT OF ASSETS & LIABILITIES
December 31, 2011

ASSETS
INVESTMENTS, AT VALUE (Cost $393,823,214)	$441,558,414
CASH	47,170,952
RECEIVABLE FOR FUND SHARES SOLD	41,237
DIVIDENDS RECEIVABLE	396,674
OTHER ASSETS	51,933
Total assets	489,219,210

LIABILITIES
WRITTEN OPTIONS, AT VALUE (Premiums received $841,984)	693,000
PAYABLE FOR FUND SHARES REDEEMED	622,954
PAYABLE TO ADVISER	418,634
ACCRUED EXPENSES AND OTHER LIABILITIES	234,218
Total liabilities	1,968,806
NET ASSETS	$487,250,404

NET ASSETS
PAID IN CAPITAL	439,399,159
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
INCOME	554
ACCUMULATED UNDISTRIBUTED NET REALIZED LOSS ON
INVESTMENTS SOLD AND WRITTEN OPTION CONTRACTS
EXPIRED OR CLOSED	(33,493)
NET UNREALIZED APPRECIATION ON:
Investments	47,735,200
Written option contracts	148,984
NET ASSETS	$487,250,404
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $0.01 par value)	9,517,969
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE	$51.19

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $11,389)		$7,666,939
Total investment income		7,666,939
EXPENSES:
Investment advisory fees	$5,688,104
Shareholder servicing and accounting costs	528,922
Administration fees	378,038
Trustees’ fees and expenses	117,673
Legal fees	115,421
Reports to shareholders	105,499
Other	102,095
Federal & state registration fees	35,797
Custody fees	33,292
Auditor fees	23,976
Interest expense	4,436
Total operating expenses before expense reductions	7,133,253
Expense reductions (see Note 9)	(27,838)
Total expenses		7,105,415
NET INVESTMENT INCOME		561,524
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on:
Investments sold	(6,376,076)
Written option contracts expired or closed	6,787,039
		410,963
Change in unrealized appreciation (depreciation) on:
Investments	(25,647,791)
Written option contracts	363,967
		(25,283,824)
Net realized and unrealized loss on investments		(24,872,861)
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$(24,311,337)

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income (loss)	$561,524	$(509,676)
Net realized gain on investments sold and
written option contracts expired or closed	410,963	35,923,491
Change in unrealized appreciation
(depreciation) on investments and written
option contracts	(25,283,824)	2,426,263
Net increase (decrease) in net assets
resulting from operations	(24,311,337)	37,840,078
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,471,994	44,302,384
Dividends reinvested	539,954	—
Cost of shares redeemed	(150,048,876)	(156,677,991)
Net decrease in net assets resulting from
capital share transactions	(129,036,928)	(112,375,607)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(560,970)	—
From realized gains	—	—
Net decrease in net assets resulting from
distributions to shareholders	(560,970)	—
Total decrease in net assets	(153,909,235)	(74,535,529)
NET ASSETS:
Beginning of year	641,159,639	715,695,168
End of year	$487,250,404	$641,159,639
ACCUMULATED NET UNDISTRIBUTED
INVESTMENT INCOME	$554	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2011	2010		2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$53.80	$50.69		$38.60	$65.00	$87.15
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.06 (1)	(0.04	)(1)	0.07 (1)	0.17 (1)	0.58 (2)
Net realized and unrealized gains (losses)
on investments	(2.61)	3.15		12.09	(26.43)	(8.91)
Total from investment operations	(2.55)	3.11		12.16	(26.26)	(8.33)
LESS DISTRIBUTIONS:
From net investment income	(0.06)	—		(0.07)	(0.14)	(0.49)
From realized gains	—	—		—	—	(13.33)
Total distributions	(0.06)	—		(0.07)	(0.14)	(13.82)
NET ASSET VALUE, END OF YEAR	$51.19	$53.80		$50.69	$38.60	$65.00

TOTAL RETURN	–4.74%	6.14%		31.49%	–40.39%	–9.66%
NET ASSETS, END OF YEAR (in millions)	$487	$641		$716	$608	$1,491
RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS(3)	1.25%	1.24%		1.25%	1.18%	1.15%
RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS	0.10%	(0.08%)		0.15%	0.28%	0.57%
PORTFOLIO TURNOVER RATE	42.51%	75.49%		64.78%	39.88%	22.30%

 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(3)
The operating expense ratio includes expense reductions for soft dollar credits and minimum accountmaintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2011, 2010, 2009, 2008, 2007, were 1.25%, 1.24%, 1.26%, 1.18% and 1.15% respectively (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF INVESTMENTS
December 31, 2011

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 88.0%
Aerospace & Defense — 0.3%
Innovative Solutions & Support, Inc. (a)	493,229	$1,696,708
Airlines — 2.6%
Allegiant Travel Company (a)	238,500	12,721,590
Auto Components — 0.8%
Fuel Systems Solutions, Inc. (a)	229,988	3,792,502
Biotechnology — 0.0%
Marshall Edwards, Inc. (a)	7,560	7,863
Capital Markets — 3.2%
State Street Corporation	390,568	15,743,796
Commercial Banks — 4.0%
PNC Financial Services Group, Inc.	340,000	19,607,800
Computers & Peripherals — 0.6%
Dell, Inc. (a)	200,000	2,926,000
Diversified Financial Services — 3.1%
Citigroup Inc.	180,000	4,735,800
JPMorgan Chase & Co.	307,000	10,207,750
		14,943,550
Diversified Telecommunication Services — 1.3%
AT&T, Inc.	210,000	6,350,400
Electric Utilities — 3.2%
Exelon Corporation	365,000	15,830,050
Electronic Equipment, Instruments &
Components — 2.2%
Corning, Inc.	742,000	9,631,160
Power One, Inc. (a)	242,000	946,220
		10,577,380
Energy Equipment & Services — 3.7%
C&J Energy Services Inc. (a)	100,000	2,093,000
Helix Energy Solutions Group, Inc. (a)(c)	500,000	7,900,000
Key Energy Services, Inc. (a)	200,000	3,094,000
McDermott International, Inc. (a)(b)	427,000	4,914,770
		18,001,770
Health Care Equipment & Supplies — 3.2%
Covidien PLC (b)	345,000	15,528,450

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2011

Name of Issuer or Title of Issue	Shares	Value
Health Care Providers & Services — 5.7%
Laboratory Corporation of America Holdings (a)	85,000	$7,307,450
UnitedHealth Group, Inc.	400,000	20,272,000
		27,579,450
Household Durables — 0.4%
PulteGroup Inc. (a)(c)	200,000	1,262,000
Stanley Furniture Co., Inc. (a)	270,800	812,400
		2,074,400
Insurance — 7.8%
Aflac, Inc.	225,000	9,733,500
Berkshire Hathaway, Inc. — Class B (a)	171,800	13,108,340
Lincoln National Corporation	300,000	5,826,000
MetLife, Inc.	300,000	9,354,000
		38,021,840
IT Services — 4.5%
Alliance Data Systems Corporation (a)	210,000	21,806,400
Machinery — 2.0%
Westport Innovations, Inc. (a)(b)	295,700	9,829,068
Oil, Gas & Consumable Fuels — 6.3%
Chesapeake Energy Corp.	500,000	11,145,000
Consol Energy, Inc.	265,000	9,725,500
Rex Energy Corporation (a)	661,000	9,756,360
		30,626,860
Pharmaceuticals — 9.3%
Abbott Laboratories	400,000	22,492,000
Novogen Limited — ADR (a)	164,574	65,994
Pfizer, Inc.	550,000	11,902,000
Teva Pharmaceutical Industries Ltd. — ADR	265,000	10,695,400
		45,155,394
Semiconductors & Semiconductor
Equipment — 5.6%
Intel Corporation	966,000	23,425,500
Lattice Semiconductor Corporation (a)	667,300	3,963,762
		27,389,262
Software — 7.1%
Microsoft Corporation	790,000	20,508,400
Oracle Corporation	550,000	14,107,500
		34,615,900

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2011

Name of Issuer or Title of Issue	Shares	Value
Specialty Retail — 3.1%
Sonic Automotive, Inc. — Class A	1,025,000	$15,180,250
Tobacco — 6.3%
Philip Morris International, Inc.	390,580	30,652,718
Trading Companies & Distributors — 1.7%
Rush Enterprises, Inc. — Class A (a)	369,907	7,738,455
Rush Enterprises, Inc. — Class B (a)	31,407	539,258
		8,277,713
Total Common Stocks
(Cost $381,114,069)		428,937,114
EXCHANGE-TRADED FUNDS — 2.5%
Consumer Discretionary Select Sector SPDR Fund	315,000	12,291,300
Total Exchange-Traded Funds
(Cost $12,375,625)		12,291,300
	Contracts
	(100 Shares Per
	Contract)
PURCHASED CALL OPTIONS — 0.1%
American Axle & Manufacturing Holdings, Inc.
Expiration April 2012
Exercise Price $ 9.00	2,000	330,000
Total Purchased Call Options
(Cost $333,520)		330,000
TOTAL INVESTMENTS
(Cost $393,823,214) — 90.6%		441,558,414
ASSETS IN EXCESS OF OTHER
LIABILITIES — 9.4%		45,691,990
TOTAL NET ASSETS — 100.0%		$487,250,404

ADR American Depository Receipt
PLC Public Limited Company
(a) Non-income producing security.
(b) Foreign company.
(c) Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on December 31, 2011 was $4,422,000.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF WRITTEN OPTIONS
December 31, 2011

	Contracts
Name of Issuer or Title of Issue	(100 Shares Per Contract)	Value
WRITTEN CALL OPTIONS — (0.1)%
Helix Energy Solutions Group, Inc.
Expiration June 2012
Exercise Price $16.00	1,000	$220,000
Helix Energy Solutions Group, Inc.
Expiration January 2013
Exercise Price $17.50	1,000	255,000
PulteGroup Inc.
Expiration January 2013
Exercise Price $7.50	2,000	218,000
Total Written Call Options
(Premiums received $841,984)		$693,000

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2011

1. ORGANIZATION
The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements is as follows:

a.
Investment Valuations — Stocks, bonds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Valuation Committee, comprised of personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board.  For each applicable investment that is fair valued, the Valuation Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

Additionally, the Fund’s investments will be valued at fair value by the Valuation Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

The Fund performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1— Quoted prices in active markets for identical securities.
Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$428,937,114	$—	$—	$428,937,114
Exchange-Traded Funds	12,291,300	—	—	12,291,300
Purchased Call Options	—	330,000	—	330,000
Total Investments in Securities	$441,228,414	$330,000	$—	$441,558,414
Written Call Option Contracts	$218,000	$475,000	$—	$693,000

*	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

The Fund did not invest in any Level 3 investments during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers at the end of the reporting period.

Recent Accounting Pronouncement
In May, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

e.
Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2011, or for any other tax years which are open for exam. As of December 31, 2011, open tax years include the tax years ended December 31, 2008 through 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

f.	Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually.

Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities and to enhance the Fund’s returns. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

As of December 31, 2011, the Fund held written option contracts as hedging instruments. Written option contracts are a liability on the Statement of Assets and Liabilities with a fair value of $693,000 and premiums received of $841,984. On the Statement of Operations, there was a realized gain of $6,787,039 and a change in unrealized appreciation of $363,967 for written option contracts. Written call options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default. See Note 6 for additional disclosure related to transactions in written option contracts during the year.

The Fund may purchase call and put options as hedging instruments. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. As of December 31, 2010 there were zero purchased option contracts outstanding. During the year ended December 31, 2011, 3,000 option contracts were purchased and 1,000 option contracts were closed, leaving 2,000 purchased option contracts outstanding as of December 31, 2011. Purchased options are included in investments on the Statement of Assets and Liabilities with a fair value of $330,000 and a cost of $333,520. On the Statement of Operations, there was a realized loss of $(62,001) and a change in unrealized depreciation of $(3,520) for purchased options, which are included in net realized loss on investments sold and change in unrealized depreciation on investments, respectively.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Company, Inc. (the “Adviser”), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. For the year ended December 31, 2011, total net expenses of $879,122, related to such services were paid to U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as custodian for the Fund.

4. LINE OF CREDIT
The Fund has established an unsecured Line of Credit agreement (“LOC”) with U.S. Bank, N.A., which expires April 30, 2012, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $26 million, 5% of the gross market value of the Fund, or 33.33% of the value of unencumbered asset of the Fund. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate, which was 3.25% as of December 31, 2011 (the weighted average rate of 3.25% was paid on the loan during the year). Average borrowings during the year were $133,786. At December 31, 2011, there were no borrowings by the Fund outstanding under the LOC.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Shares outstanding, beginning of year	11,917,713	14,118,833
Shares sold	378,138	856,288
Dividends reinvested	10,579	—
Shares redeemed	(2,788,461)	(3,057,408)
Shares outstanding, end of year	9,517,969	11,917,713

6. WRITTEN OPTION CONTRACTS
The number of written option contracts and the premiums received by the Fund during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of year	2,951	$ 585,787
Options written	49,829	10,008,187
Options closed	(22,736)	(6,322,689)
Options exercised	(7,348)	(1,077,483)
Options expired	(18,696)	(2,351,818)
Options outstanding, end of year	4,000	$ 841,984

7. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the year ended December 31, 2011, were as follows:

Purchases		Sales
U.S Government	Other	U.S Government	Other
$ —	$224,865,018	$ —	$393,813,535

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

8. FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. Any future capital losses will be permitted to be carried forward for an unlimited period, however, any losses incurred during those future taxable years will be required to be utilized prior to the Fund’s current capital loss carryover balance. As a result, current capital loss carryovers may be more likely to expire unused. Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryover. The capital loss carryover as of December 31, 2011 was as follows:

Capital Loss
Capital Loss	Carryover
Carryover	Expiration
$(32,236)	12/31/2017

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	393,824,471
Gross tax unrealized appreciation	77,005,963
Gross tax unrealized depreciation	(29,272,020)
Net unrealized appreciation	$47,733,943
Undistributed ordinary income	$554
Undistributed long term capital gains	—
Total distributable earnings	$554
Other accumulated gains	116,748
Total accumulated gain	$47,851,245

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2011

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$560,970	$—
Long-term capital gain	—	—

9. EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the year ended December 31, 2011, the Fund’s expenses were reduced $27,838 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2010, resulting in a decrease in the expenses being charged to shareholders.

10. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Muhlenkamp Fund
(a series of the Wexford Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Muhlenkamp Fund (the “Fund”), a series of the Wexford Trust, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period indicated prior to December 31, 2008, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muhlenkamp Fund, a series of the Wexford Trust, as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio
February 27, 2012

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
TRUSTEES AND OFFICERS (Unaudited)

Number of
				Portfolios	Other
	Position(s)	Term of Office	Principal	in Complex	Directorships
Name, Address,	Held	and Length of	Occupation(s)	Overseen	Held
and Age	with Fund	Time Served	During Past 5 Years	by Trustee	by Trustee
Independent Trustees:
Alfred E. Kraft	Trustee	Indefinite Term;	An independent	1	None
411 Saddle Ridge Drive		Served as	management consultant
Silverthorne, CO 80498		Trustee from	from 1986 to present.
Age: 74		1998 to present

Terrence McElligott	Trustee	Indefinite Term;	President of West Penn	1	None
4103 Penn Avenue		Served as	Brush & Supply, Inc., a
Pittsburgh, PA 15224		Trustee from	wholesale industrial brush
Age: 64		1998 to present	sales company, from 1979
to present.

Interested Trustees and Officers:
Ronald H. Muhlenkamp	President,	Indefinite Term;	President and Director of	1	None
Muhlenkamp &	Trustee	Served as	Muhlenkamp & Company,
Company, Inc.		President and	Inc., investment adviser to
5000 Stonewood Drive,		Trustee from	the Fund, from 1987 to
Suite 300		1987 to present	present.
Wexford, PA 15090
Age: 68

James S. Head	Vice	Indefinite Term;	Executive Vice President	N/A	None
Muhlenkamp &	President,	Served as Vice	of Muhlenkamp &
Company, Inc.	Treasurer	President and	Company, Inc., investment
5000 Stonewood Drive,		Treasurer from	adviser to the Fund, from
Suite 300		2000 to present	1999 to present; Branch
Wexford, PA 15090			Manager, Parker/Hunter
Age: 66			Inc., a securities brokerage
firm from 1995 to 1999.

John H. Kunkle, III	Vice	Indefinite Term;	Portfolio analyst with	N/A	None
Muhlenkamp &	President	Served as Vice	Muhlenkamp & Company,
Company, Inc.		President from	Inc., investment adviser to
5000 Stonewood Drive,		2000 to present	the Fund, from 1992 to
Suite 300			present.
Wexford, PA 15090
Age: 49

Jean Leister	Secretary	Indefinite Term;	Executive Assistant with	N/A	None
Muhlenkamp &		Served as	Muhlenkamp & Company,
Company, Inc.		Secretary from	Inc., investment adviser to
5000 Stonewood Drive,		1992 to present	the Fund, from 1987 to
Suite 300			present.
Wexford, PA 15090
Age: 64

Additional information about the Fund’s trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-860-3863.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2011

1. BROKER COMMISSIONS
Some people have asked how much the Muhlenkamp Fund pays in commissions: For the year ended December 31, 2011, the Fund paid $418,594 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal four cents (4¢) per Fund share and would have increased the operating expense ratio from 1.25% to 1.32%.

2. QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 100% of dividends declared and paid during the year ended December 31, 2011 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3. CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 100% of dividends declared and paid during the year ended December 31, 2011 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4. SHORT-TERM CAPITAL GAIN
For the period ended December 31, 2011, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

5. INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

6. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202 551-8090.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were N/A.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	19,000	19,000
Audit-Related Fees
Tax Fees	3,000	3,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wexford Trust

By (Signature and Title)*        /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp, President

Date        03/02/212

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp, President

Date       03/02/212

By (Signature and Title)*        /s/ James S. Head
James S. Head, Treasurer

Date       03/02/212

* Print the name and title of each signing officer under his or her signature.